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                                                                   EXHIBIT 10.18


                CONFIDENTIAL TREATMENT REQUESTED BY ABGENIX, INC.

                               PATENT ASSIGNMENT

        THIS PATENT ASSIGNMENT (the "Assignment") is made as of this 15th day of July, 1996, by Cell Genesys, Inc., a Delaware corporation ("CG"), in favor of Abgenix, Inc., a Delaware corporation ("ABGENIX").

                                    RECITALS

        A. CG and ABGENIX have entered into a Stock Purchase and Transfer Agreement dated as of July 15, 1996 (the "Agreement"), pursuant to which CG shall transfer to ABGENIX certain assets of CG related to the Antibody Business, as defined therein.

        B. For good and valuable consideration, the adequacy and receipt of which is hereby acknowledged by CG, CG desires to give this Assignment for the purpose of effecting such transfer pursuant to the provisions of the Agreement.

        CG AGREES AS FOLLOWS:

        1.     Assignment of All of the Patents of CG:

               CG does hereby sell, convey, assign, transfer, and deliver to ABGENIX, its successors and assigns, all of-CG's right, title and interest in and to the patents and patent applications set forth on Exhibit A hereto, and to all continuations, continuations-in-part, divisionals, reexaminations, reissues or extensions thereof.

        2.     Documentation.

               CG agrees to execute, at the request of ABGENIX, all additional documentation that may be reasonably required in order to perfect the foregoing conveyance, assignment and transfer.



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        3.     No Rights in Third Parties.

               Nothing expressed or implied in this Assignment is intended to confer upon any person, other than the parties to the Agreement and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Assignment.

        4.     Successors and Assignees.

        This Assignment is executed pursuant to the Agreement and is entitled to the benefits thereof and shall be binding upon and inure to the benefit of CG and ABGENIX and their respective successors and assigns.

        IN WITNESS WHEREOF, CG has executed this Assignment on the date first above written.

                                      CELL GENESYS, INC.

                                      By: /s/ Stephen A. Sherwin
                                          --------------------------------------
                                          Stephen A. Sherwin
                                          President and Chief Executive Officer



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                            CORPORATE ACKNOWLEDGMENT

STATE OF California      )
                         ) ss.
COUNTY OF San Mateo      )

        On this 19th day of July, 1996, before me, Renee Lamantia, the undersigned Notary Public, personally appeared Stephen A. Sherwin personaly known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the above and foregoing PATENT ASSIGNMENT as President and CEO, on behalf of the corporation therein named, and acknowledged to me that the corporation executed it.

        WITNESS my hand and official seal.

[Seal Omitted]                               /s/ RENEE LAMANTIA

                                             Notary Public in and for said State











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                                   Exhibit A



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                                   Exhibit A



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[***]            Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.